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                                                              Exhibit 4.3
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
19718         COMMON STOCK                                 [LOGO]                     COMMON STOCK

     NUMBER                                                                                 SHARES
   C            INCORPORATED UNDER THE LAWS
                 OF THE STATE OF DELAWARE


              THIS CERTIFICATE IS TRANSFERABLE                                         CUSIP 16115Q 10
                IN THE CITY OF NEW YORK                                               SEE REVERSE FOR CERTAIN DEFINITION
                   OR IN CLEVELAND, OHIO



                                                      CHART INDUSTRIES, INC.

              This is to certify that





              is the owner of

                 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF
             Chart Industries, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

                 This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation (copies of which are on file with the Transfer Agent) filed in the office of Secretary of State of Delaware, of which the holder, by acceptance hereof, assents.

                 This certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.


                 Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
             Dated
                                                                      [CHART INDUSTRIES INC.                   /s/ Arthur S. Holmes
             COUNTERSIGNED AND REGISTERED:                                  CORPORATE                                 PRESIDENT
                           NATIONAL CITY BANK                                  SEAL
                              (CLEVELAND, OHIO)  TRANSFER AGENT              DELAWARE]                         /s/ Thomas F. McKee
                                                  AND REGISTRAR                                                       SECRETARY



                                            AUTHORIZED SIGNATURE

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                                                    CHART INDUSTRIES, INC.
               Chart Industries, Inc. will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Secretary of the Corporation at 35555 Curtis Boulevard, Eastlake, Ohio 44095.

                                                  --------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
     TEN COM -as tenants in common                           UNIF GIFT MIN ACT-       Custodian
     TEN ENT -as tenants by the entireties                                       (Cust)          (Minor)
     JT TEN  -as joint tenants with right of                                     under Uniform Gifts to Minor
              survivorship and not as tenants                                    Act
              in common                                                               (State)
                       Additional abbreviations may also be used though not in the above list.

             For value received ______________________hereby sell, assign and transfer unto
             PLEASE INSERT SOCIAL SECURITY OR OTHER
               IDENTIFYING NUMBER OF ASSIGNEE
                 ---------------------

                 ---------------------

                 -----------------------------------------------------------------------------
                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                 -----------------------------------------------------------------------------

                 -----------------------------------------------------------------------------

                 ------------------------------------------------------------------------ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                 --------------------------------------------------- Attorney
                 to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

                 Dated ________________




                           ---------------------------------------------------------------------
                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
                           WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                           WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
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